UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 4, 2008

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Revised and Restated Bylaws of ENSCO International Incorporated effective November 4, 2008

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 4, 2008, upon recommendation of its Nominating, Governance and Compensation Committee, the Board of Directors of ENSCO International Incorporated (the "Company") approved revised and restated Bylaws effective immediately. The Bylaw amendments, which were included in the revised and restated Bylaws approved by the Company's Board of Directors, primarily revise and clarify the procedures for stockholders to nominate directors and propose other matters for consideration at a meeting of stockholders. In general, the amendments:

•	clarify that the advance notice provisions of the Bylaws are the exclusive means for a stockholder to make a director nomination or submit other business before a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the federal proxy rules, which contains its own procedural requirements);
•	require that stockholder proponents and their affiliates disclose, in addition to direct ownership interests, all other ownership, economic and voting interests, including options and other convertible securities, derivatives, short interests and performance-based fees based on the increase or decrease in the value of shares or derivative instruments;
•	require director nominees to represent that they do not, and will not, have any undisclosed voting commitments or other arrangements with respect to their actions as a director;
•	require directors nominated by stockholders to complete the Company's standard director and officer questionnaire;
•	require stockholders nominating directors to disclose material relationships between (1) the stockholder proponents and their affiliates and (2) the director nominees and their affiliates;
•	clarify provisions regarding the composition of the Board and the manner for fixing the number of directors from time to time;
•	make other conforming changes.

The foregoing summary is qualified in its entirety by reference to the revised and restated Bylaws, which are attached as Exhibit 3.1 and incorporated by reference into this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Revised and Restated Bylaws of ENSCO International Incorporated effective November 4, 2008.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: November 7, 2008	/s/ CARY A. MOOMJIAN, JR. Cary A. Moomjian, Jr. Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Revised and Restated Bylaws of ENSCO International Incorporated effective November 4, 2008.

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